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                                   EXHIBIT A

                            Joint Filing Agreement

     In accordance with Rule 13d-1(f)(1) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them to this Statement and any subsequent amendments hereto.

           SIGNATURE                          DATE
           ---------                          ----


       /s/ Frank P. Krasovec                  March 20, 1998
----------------------------------            --------------
Frank P. Krasovec

       /s/ James P. Gunning, Jr.              March 20, 1998
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James P. Gunning, Jr.

       /s/ John Finnel                        March 20, 1998
----------------------------------            --------------
John Finnel

       /s/ James Preston                      March 23, 1998
----------------------------------            --------------
James Preston

       /s/ Paul W. Larson                     March 20, 1998
----------------------------------            --------------
Paul W. Larson

       /s/ Russell A. Devereau                March 24, 1998
----------------------------------            --------------
Russell A. Devereau

       /s/ George Bell Strob                  March 20, 1998
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George Bell Strob

       /s/ Brian P. Miller                    March 20, 1998
----------------------------------            --------------
Brian P. Miller

       /s/ J. Max Waits                       March 26, 1998
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J. Max Waits

       /s/ David Kagel                        March 26, 1998
----------------------------------            --------------
David Kagel

       /s/ John H. Josephson                  July 29, 1998
----------------------------------            --------------
John H. Josephson


LIBERTY PARTNERS HOLDINGS 17, L.L.C.
By: Liberty Partners, L.P., its manager
    By: Liberty Capital Partners, Inc.,
        its general partner
        By: /s/ G. Michael Stakias        November 9, 1998
           ------------------------      ----------------------
           Name:  G. Michael Stakias
           Title: Managing Director

CIRRUS, LLC
By:                                       November 9, 1998
    /s/ Timothy Tully                  ----------------------
   ---------------------
   Name:  Timothy Tully
   Title: Managing Member

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